UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2007 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9600 54th Avenue North, Suite 100
Plymouth, Minnesota	55442
(Address of Principal Executive Offices)	(Zip Code)

(763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On February 20, 2007, ev3 Inc. issued a press release announcing its financial results for its fiscal fourth quarter and fiscal year ended December 31, 2006.  A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by ev3 Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued February 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2007	ev3 Inc.

	By:	/s/ Patrick D. Spangler
Name: Patrick D. Spangler
Title: Chief Financial Officer and Treasurer

ev3 Inc.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued February 20, 2007	Furnished herewith